Form N-SAR

Sub-Item 77Q1 (a)
Copies of any material amendments to registrant's charter or by-laws 33-63212, 811-7736

Amended and Restated Trust Instrument dated March 18, 2003, amended December 29, 2005, is incorporated herein by reference to Exhibit 1(t) to Post-Effective Amendment No. 40 to Janus Aspen Series' registration statement on Form N-1A, filed on February 24, 2006, accession number 0001035704-06-000117
File No.33-63212).